SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SYNCHRONOSS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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April 11, 2008

Dear Stockholder:

I am pleased to invite you to our 2008 Annual Meeting of Stockholders, which will be held on May 15, 2008, at 10:00 a.m. (local time), at the Bridgewater Marriott Hotel, 700 Commons Way in Bridgewater, New Jersey.

At the meeting, we will be electing one member of our Board of Directors, as well as considering ratification of the selection of Ernst & Young LLP as our independent registered public accountants, approval of an amendment to our equity incentive plan and approval for the Board of Directors to establish an employee stock purchase plan.

Enclosed are the following:

•	our Notice of Annual Meeting of Stockholders and Proxy Statement for 2008;

•	our Annual Report on Form 10-K for 2007; and

•	a proxy card with a return envelope to record your vote.

We encourage you to read these materials carefully.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET ACCORDING TO THE INSTRUCTIONS IN THE PROXY STATEMENT, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. As discussed in the Proxy Statement, returning the proxy or voting instruction card does not deprive you of your right to attend the Annual Meeting.

If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606. For questions regarding your stock ownership or voting, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800) 937-8124 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Stephen G. Waldis
Chairman of the Board

Bridgewater, New Jersey
April 11, 2008

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held May 15, 2008

To the Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc., a Delaware corporation. The meeting will be held at the Bridgewater Marriott Hotel, 700 Commons Way, Bridgewater, New Jersey, on May 15, 2008, at 10:00 a.m. (local time) for the following purposes:

1. To elect one member of the Company’s Board of Directors to serve until the 2011 annual meeting of stockholders of the Company;

2. To ratify the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2008;

3. To approve an amendment to the Company’s 2006 Equity Incentive Plan;

4. To authorize the establishment of an Employee Stock Purchase Plan; and

5. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 31, 2008 are entitled to vote at the Annual Meeting and at any adjournments or postponements of the meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at Synchronoss’ principal executive offices at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors

Ronald J. Prague
Secretary

Bridgewater, New Jersey
April 11, 2008

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 15, 2008

The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card, or vote via the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

PROXY STATEMENT
FOR THE
2007 ANNUAL MEETING OF STOCKHOLDERS
MAY 15, 2008

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Synchronoss Technologies, Inc. (sometimes referred to as the “Company” or “Synchronoss”) is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy on the Internet. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 11, 2008 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 31, 2008 will be entitled to vote at the Annual Meeting. On this record date, there were 32,737,107 shares of Company common stock (“Common Stock”) outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 31, 2008 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 31, 2008 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of Thomas J. Hopkins as a member of to the Company’s Board of Directors to serve until the 2011 annual meeting of stockholders or until his successor has been duly elected and qualified;

•	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008;

•	To increase the number of shares of common stock available for issuance under the Company’s 2006 Equity Incentive Plan; and

•	To authorize the establishment of an Employee Stock Purchase Plan.

How do I vote?

You may either vote “For” the nominee to the Board of Directors or you may abstain from voting for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on May 14, 2008 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through ADP Investor Communication Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the ADP Investor Communication Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at ADP Investor Communication Services’ website at http://www.proxyvote.com.

To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of March 31, 2008.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the nominee for a director, “For” ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, “For” the increase of the number of shares of common stock available for issuance under the Company’s 2006 Equity Incentive Plan and “For” the authorization of the establishment of an Employee Stock Purchase Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What if I share an address with another stockholder?

A number of brokers with account holders who are Synchronoss Technologies, Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807 Attn: Secretary or contact Ronald J. Prague, Secretary at (866) 620-3940. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

•	For the election of the director, the nominee receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

•	To be approved, Proposal No. 2 to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008 must receive a “For” vote from the majority of issued and outstanding shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 3 to amend the Company’s 2006 Equity Incentive Plan must receive a “For” vote from the majority of issued and outstanding shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 4 to authorize the establishment of an Employee Stock Purchase Plan must receive a “For” vote from the majority of issued and outstanding shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

If there are insufficient votes to approve any of the above matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 32,737,107 shares of Common Stock outstanding and entitled to vote. Thus, 16,368,554 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2008.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company’s By-laws and submitted in writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807 Attn: Secretary to be received no later than the close of business on December 16, 2008. If you wish to submit a proposal to be presented at the 2009 Annual Meeting of Stockholders but which will not be included in the Company’s proxy materials, your proposal must be submitted in writing and in conformance with our Bylaws to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807 Attn: Secretary not before January 29, 2009 and no later than February 28, 2009. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. You are advised to review the Company’s By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You may obtain a copy of the Company’s By-laws by writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary.

Corporate Governance and Board Matters

Board of Directors and Committees of the Board

There are currently six (6) members of the Board of Directors:

William J. Cadogan
Charles E. Hoffman
Thomas J. Hopkins
James M. McCormick
Donnie M. Moore
Stephen G. Waldis

Meetings.  During 2007, our Board of Directors held four regular meetings, two special meetings, and acted once by unanimous written consent. Each director attended at least 75% of the meetings of our Board of Directors and of each committee of which he served as a member during the period in which he served. Each director attended the Company’s 2007 Annual Meeting of Stockholders other than Mr. Moore who joined the Board of Directors after such meeting.

Independence of the Board of Directors.  As required under the Nasdaq Global Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must quality as “independent”, as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with all relevant laws and regulations regarding the definition of independent, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Consistent with those considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent registered public accounting firm, our Board of Directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis and James M. McCormick.

As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Cadogan presides over these executive sessions. Stockholders interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a director, or to the independent directors generally, in care of Synchronoss Technologies, Inc. at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a committee of the Board of Directors or a particular director, as appropriate.

Board Structure and Committees.  Our Board of Directors has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board of Directors has delegated various responsibilities and authority to its committees as generally described below. The Board of Directors has determined that each member of the Audit, Compensation, Business Development and Nominating/Corporate Governance Committees other than Mr. Waldis meets applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the

Company. The following table provides membership and meeting information for each of the Board of Directors committees during 2007:

					Business Development		Nominating/Corporate
Name	Audit		Compensation		Committee		Governance

Stephen G. Waldis					X
William J. Cadogan	X		X	(1)	X	(1)	X	(1)
Charles E. Hoffman			X				X	(3)
Thomas J. Hopkins	X	(1)	X		X
James McCormick(2)
Donnie M. Moore	X						X
Total meetings in fiscal year 2007	6		5		2		1

(1)	Committee Chairperson

(2)	Mr. McCormick resigned from the Nominating/Corporate Governance Committee effective December 2007.

(3)	Mr. Hoffman was elected to the Nominating/Corporate Governance Committee effective December 2007.

Audit Committee.  The Audit Committee of our Board of Directors reviews and monitors our corporate financial statements and reporting and our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements. Our Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. All related party transactions will be approved by our Audit Committee before we enter into them. Our Audit Committee charter can be found on the investor relations section of our website at www.synchronoss.com. Three directors comprise the Audit Committee: Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore. Scott Yaphe was a member of the Audit Committee until he resigned from the Board of Directors effective May 2007. Mr. Moore joined the Audit Committee at the time he joined our Board of Directors in May 2007. The Audit Committee met six times during 2007.

Our Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has an understanding of fundamental financial statements. Our Board of Directors has determined that Thomas J. Hopkins, Chairman of the Audit Committee, and Donnie M. Moore are audit committee financial experts as defined by Item 407(d) of Regulation S-K of the Exchange Act. Our Board of Directors made a qualitative assessment of Messrs. Hopkins’ and Moore’s level of knowledge and experience based on a number of factors, including his formal education and experience. The designation does not impose on Messrs. Hopkins or Moore any duties, obligations or liability that are greater than are generally imposed on them as members of our Audit Committee and our Board of Directors, and their designation as Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board of Directors.

Compensation Committee.  The Compensation Committee of our Board of Directors reviews, makes recommendations to the Board and approves and oversees our compensation policies and all forms of compensation and other benefits to be provided to our employees (including our executive officers and directors), including, among other things, annual salaries, bonuses, stock options, restricted stock grants and other incentive compensation arrangements. In addition, our Compensation Committee administers our stock option plans, including reviewing and granting stock options and restricted stock grants, with respect to our directors and employees (including executive officers). Our Compensation Committee also reviews and approves other aspects of our compensation policies and matters and each year evaluates them to ensure that they are consistent with the compensation and other benefits offered to employees at other companies. In 2007, our Compensation Committee established a Key Employee Stock Options Committee whose purpose is to approve stock option grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee. Our Compensation Committee appointed Stephen G. Waldis as the sole member of this committee. The Key Employee Stock Options Committee met eight times in 2007. A more detailed description of the Compensation Committee’s functions can be found in our Compensation Committee charter. The charter can be found on the investor relations section of our website at www.synchronoss.com. All members of our Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). Our Compensation Committee met five times during 2007. Three directors comprise our Compensation Committee: William J. Cadogan, Charles E. Hoffman and Thomas J. Hopkins.

Neither Mr. Waldis, our Chief Executive Officer, nor Mr. Irving, our Chief Financial Officer, participates in the determination of his own compensation or the compensation of directors. However, Mr. Waldis and Mr. Irving do make recommendations to our Compensation Committee regarding the amount and the form of the compensation of the other executive officers and key employees and often participate in our Compensation Committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.

Our Compensation Committee has retained Watson Wyatt Worldwide, a human resources consulting firm (“Watson Wyatt”), as its independent compensation consultant. Watson Wyatt serves at the pleasure of the Compensation Committee rather than the Company and its fees are approved by the Compensation Committee. From time to time, Watson Wyatt provides the Compensation Committee with data about the compensation paid by our peer group and other employers who compete with the Company for executive talent, and is available to advise the Compensation Committee regarding all of its responsibilities as well as on new developments in areas applicable to the Compensation Committee’s activities pursuant to its charter.

Compensation Committee Interlocks and Insider Participation.  None of the members of our Compensation Committee was at any time during the 2007 fiscal year an officer or employee of the Company. No executive officer serves as a member of the Board of Directors or Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. In 2007, we did not make any loans to directors or executive officers relating to purchases of our common stock or for any other purpose.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee of our Board of Directors reviews and reports to our Board of Directors on a periodic basis with regard to matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies. In addition, our Nominating/Corporate Governance Committee reviews and makes recommendations to our Board of Directors regarding the size and composition of our Board of Directors and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board of Directors. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders’ long-term interests. These factors, and others as considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors.

Our Nominating/Corporate Governance Committee charter can be found on the investor relations section of our website at www.synchronoss.com. The members of our Nominating/Corporate Governance Committee are William J. Cadogan, Charles E. Hoffman and Donnie M. Moore. James M. McCormick served as a member of our Nominating/Corporate Governance Committee until his resignation from the Committee effective December 2007 and Scott Yaphe served as a member of our Nominating/Corporate Governance Committee until his resignation from the Board effective May 2007. Mr. Moore joined the Nominating/Corporate Governance Committee at the time he joined our Board of Directors in May 2007 and Mr. Hoffman was appointed to the Nominating/Corporate Governance Committee in December 2007 to replace Mr. McCormick. All members of the Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating/Corporate Governance Committee held one meeting during 2007. Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board of Directors. Consideration of new director candidates typically involves a series of committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board of Directors typically have been suggested by other members of our Board of Directors or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement and is accompanied by certain required information about the candidate. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates.

Business Development Committee.  In 2007, our Board of Directors established a Business Development Committee to review certain strategic business development and growth opportunities. Our Business Development Committee charter can be found on the investor relations section of our website at www.synchronoss.com. The members of our Business Development Committee are William J. Cadogan, Thomas J. Hopkins and Stephen G. Waldis. All members of the Business Development Committee other than Mr. Waldis are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Business Development Committee held two meetings during 2007.

Code of Business Conduct.  Our Board of Directors has adopted a code of business conduct that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. The full text of our code of business conduct is posted on our website at www.synchronoss.com. If the Company makes any substantive amendments to the code of business conduct or grants a waiver from a provision of the code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending a letter to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attention: Secretary. Each such communication should set forth (i) the name and address of such stockholder as they appear on our books and, if the shares of our Common Stock are held by a nominee, the name and address of the beneficial owner of such shares and (ii) the number of shares of our Common Stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders and regularly forward to the Board of Directors all correspondence that, in his opinion, deals with the functions of the Board of Directors or committees thereof, or that he otherwise determines to be appropriate for their attention.

Director Compensation

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2007, other than a director who also served as a named executive officer.

	Fees Earned
	or Paid in	Stock	Option
	Cash	Awards	Awards	Total
Name	($)	($)(7)	($)8	($)

William J. Cadogan(1)	65,625	50,204	151,000	266,829
Charles E. Hoffman(2)	39,375	60,004	151,000	250,379
Thomas Hopkins(3)	58,125	50,204	151,000	259,329
James McCormick(4)	35,000	50,204	151,000	236,204
Donnie M. Moore(5)	33,333	—	493,850	527,183
Scott Yaphe(6)	15,625	—	—	15,625

(1)	Mr. Cadogan serves as the chair of both the Nominating/Corporate Governance Committee and Compensation Committee, and is a member of the Audit Committee.

(2)	Mr. Hoffman is a member of the Compensation Committee and was elected a member of the Nominating/Corporate Governance Committee in December 2007.

(3)	Mr. Hopkins serves as the chair of the Audit Committee and is a member of the Compensation Committee.

(4)	Mr. McCormick resigned as a member of the Nominating/Corporate Governance Committee in December 2007.

(5)	In May 2007, Mr. Moore was elected to the Board of Directors and to the Nominating/Corporate Governance Committee and the Audit Committee.

(6)	In May 2007, Mr. Yaphe resigned from the Board of Directors and the Nominating/Corporate Governance Committee and the Audit Committee.

(7)	The value of stock awards granted to our directors has been estimated pursuant to SFAS No. 123(R) for 2007. For the assumptions used for SFAS No. 123(R) value, see Footnote 2 to the Financial Statements for our Annual Report on Form 10-K for the year ended December 31, 2007. Our directors will not realize the estimated value of these awards until these awards are vested and sold. As of December 31, 2007, Messrs. Cadogan, Hopkins and McCormick held 3,586 restricted shares of Common Stock and Mr. Hoffman held 4,286 restricted shares of Common Stock.

(8)	The value of option awards granted to our directors has been estimated pursuant to SFAS No. 123(R) for 2007. For the assumptions used for SFAS No. 123(R) value, see Footnote 2 to the Financial Statements for the Annual Report on Form 10-K for the year ended December 31, 2007. Our directors will not realize the estimated value of these awards until these awards are vested and exercised or sold. As of December 31, 2007, each of Messrs. Cadogan, Hoffman, Hopkins and McCormick held options to purchase 45,000 shares of Common Stock and Mr. Moore held options to purchase 35,000 shares of Common Stock.

Each non-employee member of our Board of Directors is entitled to receive an annual retainer of $25,000. In addition, each non-employee director serving on our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee is entitled to an annual retainer of $10,000, $7,500 and $5,000, respectively, and the chair of each such committee is entitled to an annual retainer of $20,000, $15,000 and $10,000, respectively. No fees were paid to any member of the Business Development Committee in 2007. Beginning in 2008, each non-employee director who is a member of the Business Development Committee will receive $750 for attending a meeting in person and $500 for attending a meeting by telephone. The retainer fees are paid in four quarterly payments on or about the first day of each calendar quarter. The per meeting fees will be paid at the end of each calendar quarter. Non-employee directors are also entitled to an initial stock option award to purchase 35,000 shares of our common stock upon such director’s election to our Board of Directors under our 2006 Equity Incentive Plan. The option will become exercisable for one-third of the shares after one year of service as a director, with the balance vesting in equal monthly installments over the remaining two years. In January 2007, options to purchase 10,000 shares of our common stock were granted to Messrs. Cadogan, Hoffman, Hopkins and McCormick to increase their respective initial option grants from 25,000 shares to 35,000 shares. In addition, because the fair market value of our common stock as of such grant date was greater than the fair market value of our common stock on the dates Messrs. Cadogan, Hoffman, Hopkins and McCormick became entitled to receive options for 35,000 shares instead of 25,000 shares, our Compensation Committee, granted each of the directors restricted shares of our common stock having a value equal to the amount by which such director’s option exercise price exceeded the aggregate option exercise price that would have been applicable had he initially received an option to purchase 35,000 shares of our common stock. Specifically, each of Messrs. Cadogan, Hopkins and McCormick received a grant of 3,586 restricted shares of our common stock, based on the fair market value of our common stock on May 30, 2006 and Mr. Hoffman received a grant of 4,286 restricted shares of our common stock, based on the fair market value of our common stock on June 14, 2006. These shares vest one-third after one year from the date such individual became entitled to receive an option to purchase 35,000 shares, with the balance vesting in equal monthly installments over the remaining two years. On the first Tuesday in January of each year, each non-employee director receives an annual stock option award to purchase 10,000 shares of our common stock, which will vest in equal monthly installments over the following year. All such options will be granted at the fair market value on the date of the award. We currently have a policy to reimburse directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at board and committee meetings.

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation decisions and the most important factors relevant to an analysis of these decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section. The following discussion and analysis contains statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Our compensation of executives is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above our expectations. We have a pay for performance philosophy with the objective of our executive compensation program to align executive compensation with our long-term business objectives and performance. We rely upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. Factors affecting our judgments include the nature and scope of the executive officer’s responsibilities and his effectiveness in leading our initiatives to achieve corporate goals. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will attract and retain qualified executives who are able to contribute to our long-term success and motivate them to a high level of performance.

Our executives’ compensation has three primary components — salary, a yearly cash bonus, and stock option and/or restricted stock awards granted pursuant to our 2006 Equity Incentive Plan. These elements implement the compensation philosophy described above: (i) the salary component is designed to attract executives and reward satisfactory performance; (ii) the bonus component is tied to our overall performance and an individual executive’s contribution to our broader goals by setting challenging performance goals and providing short-term incentives for achieving these goals; and (iii) the option/restricted stock component is designed to retain key executives and motivate them to increase long-term stockholder value and to align their ownership interests with those of our stockholders. In addition to these three compensation elements, we provide our executives with benefits that are generally available to our salaried employees.

We account for equity compensation paid to our employees under the rules of FAS 123(R), which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred. We structure cash bonus compensation so that it is taxable to our employees at the time it becomes available to them.

Our Compensation Committee’s current intent is to perform at least annually a strategic review of our executive officers’ base compensation and restricted stock and option holdings to determine whether they provide adequate incentives and motivation to our executive officers. The performance metrics against which the executives are measured are clearly communicated, measurable and consistently applied and include corporate and individual goals. Our Compensation Committee measures our performance against our specific performance goals established at the beginning of the fiscal year in determining the cash bonus pool. Our CEO, as the manager of the members of the executive team, assesses our overall performance and the executives’ achievements over the year against their individual goals, and makes a recommendation to our Compensation Committee with respect to any merit increase in salary, cash bonus and stock option and restricted stock grants for each member of the executive team, other than himself. Our Compensation Committee meets to evaluate, discuss and modify or approve these recommendations, and to conduct a similar evaluation of our CEO’s contributions to corporate goals and achievement of individual goals. Our Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer, Chief Financial Officer and General Counsel, in his capacity as Secretary of the Compensation Committee.

We view the three components of our executive compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other factors we deem relevant, such as the executive’s contribution to our overall success. In addition, our Compensation Committee believes that executive compensation should be strongly linked to long-term stockholder value creation in order to provide a strong incentive for future growth, and that executives should have a significant portion of compensation at risk. Our Compensation Committee has concluded that, consistent with our peer companies, stock option and restricted stock awards are the most effective form of compensation in aligning the interest of executive officers with the long-term interests of stockholders and therefore all long-term incentives are in the form of stock incentives.

Benchmarking of Base Compensation and Equity Holdings

Our Compensation Committee has the authority under its charter to select and retain consultants and other advisers to assist it in carrying out its duties. During 2006, our Compensation Committee, in accordance with this authority, engaged Watson Wyatt to prepare a report comparing the compensation of our executives and other employees with those of our peer companies. In selecting our peer companies, Watson Wyatt analyzed various factors such as geography, employee headcount, research and development expenses, capitalization, product candidate pipeline, and focus. In 2006, with the input of Watson Wyatt, we used the following 13 companies as our peer companies:

Inphonic, Inc.	Opnet Tech, Inc.	Syniverse, Inc.
Infospace, Inc.	Rackable Systems, Inc.	Unica Corporation
Neustar, Inc.	Rightnow Technologies, Inc.	Vocus, Inc.
Omniture, Inc.	Shutterfly, Inc.	Witness Systems, Inc.
Openwave Systems, Inc.

In 2007, we added Kenexa Corporation and deleted Witness Systems, Inc. to our 2006 list of peer companies and updated the information that Watson Wyatt had previously provided in its 2006 report by reviewing these companies’ proxies and various other SEC and other public filings. Our Compensation Committee intends to review the peer companies periodically to reflect changes in market capitalization and other factors. Based on this review, our Compensation Committee has elected to set our respective executive officers’ salaries, bonuses and equity holdings at a level that it believes is competitive with executives with similar roles at our peer companies. For 2007, the Compensation Committee’s goal was to provide overall compensation targeted in the mid-range of market competitive pay practices in our competitive peer group when targeted levels of performance are achieved as determined by the annual operating plan approved by the Board. In future years, our Compensation Committee may use other benchmarks to determine executive compensation as it deems appropriate. In instances where an executive officer is uniquely key to our success, our Compensation Committee may provide compensation above this established benchmark. Our Compensation Committee’s choice of using the competitive overall compensation of these peer companies as its benchmark for compensation reflects our consideration of stockholders’ interests in paying what is necessary, but not significantly more than necessary, to achieve our corporate goals while conserving cash and equity as much as is practicable. We believe that, given the industry in which we operate and the corporate culture we have created, the total compensation and restricted stock and options we offer are generally sufficient to retain our existing executive officers and to hire new executive officers when and as required. During the meeting of our Compensation Committee held in December 2007, our Compensation Committee reviewed information provided by Watson Wyatt and the recommendations of management relating to additional equity compensation for our executives. Watson Wyatt’s information included an analysis of equity grants provided by our peer companies, with updated information from its analysis in connection with our 2006 executive equity grants. In approving the management equity grants, our Compensation Committee’s goal was to provide equity grants to management in the mid-range of management equity grants provided by our peer companies.

Elements of Compensation

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the base salaries paid by our peer companies and the base salaries of other private and public companies with which we believe we compete for talent. As explained above, in 2006 our Compensation Committee retained the compensation consultant Watson Wyatt to provide us with information regarding the compensation of executives at our peer companies and we updated this information based on public filings of our peer companies filed in 2007. Our Compensation Committee typically reviews executive salaries annually and makes salary adjustments based on the factors discussed above. However, in 2007, our Compensation Committee determined that the base salaries for our executives were below the median range of base salaries for our peer group. Accordingly, we increased the salaries of our executives to be in the mid-range of executives in similar positions in our peer companies. While some individual base salaries are above the median to reflect a particular individual’s role, current base salaries are, in the aggregate, at the competitive median of those of our peer group.

Annual Incentive Bonus.  At the beginning of each year, including 2007, our Compensation Committee adopts an annual performance incentive compensation plan. The purpose of this plan is to reward our executives for performance that achieves our revenue, operating income and key strategic goals, as well as for their individual achievements. We have designed the bonuses for each executive to focus that executive on achieving key operational and/or financial objectives within a yearly time horizon. For each of our named executive officers other than Mr. Putnam, such officer’s annual target bonus is set forth in his employment agreement. Mr. Putnam has a separate incentive compensation plan, as described below. Under their respective employment agreements, Mr. Waldis’ annual target bonus is set at 65% of his annual base salary, and each of Messrs. Garcia’s, Irving’s and Tellez’s annual target bonus is set at 50% of his respective annual base salary. The Compensation Committee reviews these target bonuses against those of executives at peer companies to determine whether they should be adjusted. The Compensation Committee did not revise these targets in 2007. Each of Messrs. Garcia, Irving, Tellez and Waldis may earn in excess of his annual target bonus in the event that corporate and individual objectives set by the Board are exceeded. Under our incentive compensation plan, the maximum amount each of Messrs. Irving, Garcia and Tellez could have received in 2007 was 87.5% of their respective salaries and the maximum amount Mr. Waldis could have received in 2007 was 113.75% of his salary.

In 2007, our Compensation Committee established the performance goals and performance targets applicable under the incentive compensation plan for cash bonuses that Messrs. Waldis, Garcia, Tellez and Irving were eligible to earn based on our annual operating plan and such individual’s individual performance. The annual operating plan is developed by management and presented by Mr. Waldis, as Chief Executive

Officer and President, and Mr. Irving, as Chief Financial Officer, to our Board of Directors for its review and approval. For each of Messrs. Waldis, Irving, Tellez and Garcia, 40% of the target bonus was based on our 2007 revenue as compared to the 2007 operating plan, 40% was based on our 2007 operating income as compared to the 2007 operating plan, and 20% was based on such person’s individual achievements and was discretionary. The threshold performance level, at which 25% of the target payout is warranted, is typically 80-90% of the target level, depending on the particular performance measured. The performance level at which a maximum payout would be made is typically set at 110% of the target level goal for each performance measure. The target performance levels under the annual incentive compensation plan are aligned with our annual operating plan to motivate executives to achieve those stretch performance goals in a manner that is consistent with stockholder’s expectations of our forecasted results. As we expect to achieve our annual operating plan when it is set, we have similar expectations regarding the achievement of the goals under the annual incentive compensation plan. In 2007, our revenues and operating income exceeded 110% of the target level for each performance measure and therefore the named executives received 175% of the target amount for each of these components. The actual amount paid to the named executives with respect to these components is shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below. On average, the named executives received 72.5% of their target amount for 2007 with respect to their individual achievements. In addition, our Compensation Committee may pay discretionary bonuses in addition to the performance bonuses listed above, but no such bonuses were awarded in 2007. The actual amount paid to the named executives with respect to these components is shown in the “Bonus” column of the Summary Compensation Table below. Our Compensation Committee reviews the performance of each executive officer at least once per year.

For 2007, the incentive compensation plan for Mr. Putnam, as our Executive Vice President of Sales, is based on the revenue generated by his sales team. Under his incentive compensation plan, Mr. Putnam is entitled to receive four percent (4%) of the total contract value over the life of the original contract with any customer for which he was solely responsible in procuring. He receives an initial two percent (2%) upon the signing of the contract and the remainder based on our collections during the life of the original contract. In addition, Mr. Putnam receives one percent (1%) of the collections received by us from other customers for which his sales team was responsible but he was not directly the sales person. The actual amount paid to Mr. Putnam with respect to the incentive compensation plan is shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

The actual amounts paid under the incentive compensation plan in 2007 to each of the named executive officers are shown in the “Non-Equity Incentive Plan Compensation” and “Bonus” columns of the Summary Compensation Table below. Our Compensation Committee reviews the performance of each executive officer at least once per year.

Long-Term Incentive Compensation.  As discussed above, all long-term incentives are in the form of stock incentives. The authority to make equity grants to executive officers rests with our Compensation Committee, although the Compensation Committee does consider the recommendations of our Chief Executive Officer and Chief Financial Officer. Generally, the size of each grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the ratio of unvested to vested options held by the individual at the time of the new grant. Since our initial public offering, all awards of options to purchase shares of our common stock have been made at or above the market price at the time of the award, as reported on Nasdaq on the date of grant except that for any option grants to any executive officer or employee who joins us, the options will be granted on the closing market value of our stock as reported on Nasdaq on the later of (i) the date of grant or (ii) the date the executive officer or employee joins the Company.

For those executive officers who joined us after our initial public offering, a reasonable stock option grant was made in the year that such executive officer commenced employment. At the end of each calendar year, at our Compensation Committee’s regularly scheduled December meeting, our Compensation Committee considers annual replenishment equity awards for executive officers based on recommendations from our Chief Executive Officer. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time. Beginning at the end of 2006 and again in 2007, these awards were made through stock option grants and restricted stock. Our decision to use restricted stock to satisfy a portion of our annual replenishment equity awards was based on a desire to reduce short-term dilution and stock plan share usage, while simultaneously maintaining competitive rewards to retain employee talent. Restricted stock gives an employee the right to receive a specified number of shares of our Common Stock at no cost to the employee if the employee remains employed with us until the restricted stock vests. The restricted stock and stock option grants generally vest 25% after the first year and monthly thereafter. Although its value may increase or decrease with changes in the stock price during the period before vesting, restricted stock will have value in the long term, thus encouraging retention, while the entire compensation value of a stock option depends on future stock price appreciation. Accordingly, restricted stock can deliver significantly greater share-for-share compensation value at grant than stock options and we can offer comparable compensation value with fewer shares and less dilution for our stockholders. The size of each annual grant is set at a level that our Compensation Committee deems appropriate and from time to time counseled by experts in the field such as Watson Wyatt to create a meaningful opportunity to realize value from equity based upon the employee’s position with us, the employee’s potential for future responsibility and promotion, the individual’s performance in the recent period, our performance in the recent period and the competitive marketplace trends.

In 2007, the Compensation Committee retained Watson Wyatt to provide input on the equity grants to be provided to our executive officers based on an analysis of grants provided to executives at our peer companies. In December 2007, in accordance with our compensation policies, our Compensation Committee granted each of our executive officers a stock option and restricted stock grant. The number of stock options and restricted stock grants awarded to each executive officer was calculated based on the price of our common stock on the date of grant and a multiple of the executive officer’s 2007 base salary. Based on Watson Wyatt’s recommendation, we included one (1) share of restricted stock for every eight (8) shares subject to a stock option. Also based on Watson Wyatt’s recommendation and to be consistent with grants to executive officers at our peer companies, Messrs. Waldis, Irving and Garcia’s multiple was 4.5 of their base salary and Messrs. Putnam’s and Tellez’s multiple was 3.0 of their base salary. The difference in the multiple was based on their respective position with the Company. The number and value of the shares subject to our 2007 option grants to the named executive officers is reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards” tables below.

Chief Executive Officer Compensation.  Mr. Waldis’ 2007 compensation consisted of base salary, annual bonus and stock option and restricted stock grants. Our Compensation Committee determined Mr. Waldis’ compensation as Chief Executive Officer and President using methods consistent with those used for other senior executives at our peer companies. In April 2007, as part of our annual officers’ compensation review, Mr. Waldis’ annual base salary was increased from $375,000 to $475,000 in recognition of both his performance as Chief Executive Officer and competitive market salary levels at our peer companies. Mr. Waldis’ award under the incentive bonus plan was paid in accordance with the terms of defined performance goals and objectives, as discussed above. In addition, in 2007, Mr. Waldis was awarded a stock option and restricted stock grant under the long-term incentive compensation plan at the same time and in accordance with the same methods used for other executives, as described above. The actual value of awards paid to Mr. Waldis in 2007 are shown in the “Summary Compensation Table” below.

As Chief Executive Officer and President, Mr. Waldis’ responsibilities are much greater than those of the other executives, as he is informed and involved, in a detailed manner, with each department’s progress toward our shared Company goals. In our industry, the Chief Executive Officer must be deeply aware of the Company’s strengths and obstacles, and have sharp strategic vision for the Company’s future while maintaining the Company’s ability to adapt to changed circumstances and prospects quickly and thoughtfully. We believe Mr. Waldis displays these skills. The successful progress of our research and development programs brings value to the Company and our stockholders, and we believe Mr. Waldis’s direction in the decisions and actions that drive this progress merit the compensation that he receives.

Post-Termination Protection.  We have agreed to change in control severance arrangements with our executive officers, each of which is described below under the heading “Severance and Change in Control Arrangements.” Our Compensation Committee believes the change in control severance arrangements are important to protect our executive officers from any involuntary termination associated with a change in control and that the amounts are reasonable when compared with similar arrangements adopted by peer companies. Within this change in control severance arrangement, our Compensation Committee sought uniformity of results among the executive officers based on their positions at the Company. In addition, our Compensation Committee believes that the events triggering payment, both a change in control and an involuntary termination, and then only when there is no misconduct by the officer, are fair hurdles for the ensuing rewards. In addition, each of our executive officers would receive severance under his respective employment agreements if he is terminated without “cause” as defined in his employment agreement. The severance program is provided as a temporary source of income in the event of an executive’s involuntary termination of employment.

Other Benefits.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We also lease an automobile (and pay applicable insurance and gas) for Messrs. Waldis and Irving to be used primarily for business purposes. There were no other special benefits or perquisites provided to any executive officer in 2007. In 2006, we reimbursed a portion of the expenses incurred by Mr. Tellez in relocating his family to New Jersey in connection with his joining our Company and we paid Mr. Tellez an additional amount to cover taxes on the reimbursement.

Tax Deductibility of Pay.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To qualify for an exemption from the $1,000,000 limitation, the stockholders were asked to approve a limit under the incentive plan on the maximum number of shares for which a participant may be granted stock options in any calendar year. Because the incentive plan and option grants under the incentive plan comply with the applicable requirements for this exemption, any compensation deemed paid to a named executive officer when he or she exercises an option with an exercise price that is at least equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation and should not be subject to the $1,000,000 deduction limitation. Restricted stock awards are generally not considered performance-based under Section 162(m) of the Tax Code and, as such, are generally not deductible by us. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Although some amounts recorded as compensation by us to certain executives may be limited by Section 162(m), that limitation does not result in the current payment of increased federal income taxes by the Company due to its significant net operating loss carry forwards. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) if it determines that such action is appropriate and in our best interests.

Summary.  We believe that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees’ interests with those of our stockholders. We believe that the compensation of our executives is both appropriate for and responsive to the goal of improving stockholder value.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chairman
Charles E. Hoffman
Thomas J. Hopkins

  (1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Executive Officers

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to the Company’s “principal executive officer”, “principal financial officer” and the three other highest paid executive officers (our “named executive officers”) for 2007:

								Non-Equity
				Stock		Option		Incentive Plan	All Other
		Salary	Bonus	Awards		Awards		Compensation	Compensation		Total
Name and Principal Position(a)	Year	($)(b)	($)(c)	($)(1)(d)		($)(2)(e)		(3)(f)	($)(g)		($)(h)

Stephen G. Waldis	2007	450,000	86,450	233,820	(4)	1,120,305	(6)	432,250	15,750	(8)	2,338,575
Chairman of the Board of Directors, President and Chief Executive Officer	2006	343,746	68,250	80,998	(5)	338,108	(7)	287,070	13,215	(8)	1,131,387
Lawrence R. Irving	2007	266,250	39,200	137,830	(9)	660,383	(11)	196,000	16,638	(13)	1,316,301
Chief Financial Officer and Treasurer	2006	221,250	33,750	47,084	(10)	295,978	(12)	132,494	11,173	(13)	741,729
Robert Garcia	2007	281,250	42,000	147,685	(14)	707,558	(16)	210,000	5,650	(18)	1,394,143
Chief Operating Officer	2006	218,749	33,750	770,860	(15)	345,505	(17)	132,494	1,500	(18)	1,502,859
Christopher Putnam	2007	180,000	—	59,060	(19)	283,027	(21)	452,867	5,650	(18)	980,604
Executive Vice President of Sales	2006	175,000	—	36,435	(20)	349,202	(22)	396,263	1,500	(18)	958,400
Omar Tellez	2007	212,500	19,688	73,825	(23)	353,790	(25)	157,500	7,750	(18)	825,053
Chief Marketing Officer	2006	100,000	160,000	18,076	(24)	324,432	(26)	—	121,774	(27)	724,282

(1)	The value of stock awards granted to our executive officers has been estimated pursuant to SFAS No. 123(R) for 2007. For the assumptions used for SFAS No. 123(R) value, see Footnote 2 to the Financial Statements for our Annual Report on Form 10-K for the year ended December 31, 2007. Our executive officers will not realize the estimated value of these awards until these awards are vested and sold.

(2)	The value of option awards granted to our executive officers has been estimated pursuant to SFAS No. 123(R) for 2007. For the assumptions used for SFAS No. 123(R) value, see Footnote 2 to the Financial Statements for the Annual Report on Form 10-K for the year ended December 31, 2007. Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

(3)	The amounts under this column include amounts paid under the Company’s incentive compensation plan described under “Compensation Discussion & Analysis.”

(4)	Relates to a grant to Mr. Waldis of 6,477 restricted shares on December 4, 2007.

(5)	Relates to a grant to Mr. Waldis of 10,000 restricted shares on October 2, 2006 and 7,094 restricted shares on December 5, 2006.

(6)	Represents the aggregate fair market value of options to purchase 51,818 shares of common stock granted December 4, 2007 with an exercise price of $36.10.

(7)	Represents the aggregate fair market value of options to purchase (a) 80,000 shares of common stock granted April 3, 2006 with an exercise price of $8.98 and (b) 56,753 shares of common stock granted December 5, 2006 with an exercise price of $12.68.

(8)	Reflects amounts paid to Mr. Waldis for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(9)	Relates to a grant to Mr. Irving of 3,818 restricted shares on December 4, 2007.

(10)	Relates to a grant to Mr. Irving of 5,625 restricted shares on October 2, 2006 and 4,256 restricted shares on December 5, 2006

(11)	Represents the aggregate fair market value of options to purchase 30,545 shares of common stock granted December 4, 2007 with an exercise price of $36.10.

(12)	Represents the aggregate fair market value of options to purchase (a) 95,000 shares of common stock granted April 3, 2006 with an exercise price of $8.98 and (b) 34,052 shares of common stock granted December 5, 2006 with an exercise price of $12.68.

(13)	Reflects amounts paid to Mr. Irving for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(14)	Relates to a grant to Mr. Garcia of 4,091 restricted shares on December 4, 2007.

(15)	Relates to a grant to Mr. Garcia of 75,000 restricted shares on April 3, 2006, 12,383 restricted shares on April 5, 2006, 5,625 restricted shares on October 2, 2006 and 4,256 restricted shares on December 5, 2006

(16)	Represents the aggregate fair market value of options to purchase 32,727 shares of common stock granted December 4, 2007 with an exercise price of $36.10.

(17)	Represents the aggregate fair market value of options to purchase (a) 120,000 shares of common stock granted April 3, 2006 with an exercise price of $8.98 and (b) 34,052 shares of common stock granted December 5, 2006 with an exercise price of $12.68.

(18)	Represents 401(k) matching contributions.

(19)	Relates to a grant to Mr. Putnam of 1,636 restricted shares on December 4, 2007.

(20)	Relates to a grant to Mr. Putnam of 5,000 restricted shares on October 2, 2006 and 2,838 restricted shares on December 5, 2006.

(21)	Represents the aggregate fair market value of options to purchase 13,091 shares of common stock granted December 4, 2007 with an exercise price of $36.10.

(22)	Represents the aggregate fair market value of options to purchase (a) 140,000 shares of common stock granted April 3, 2006 with an exercise price of $8.98 and (b) 22,701 shares of common stock granted December 5, 2006 with an exercise price of $12.68.

(23)	Relates to a grant to Mr. Tellez of 2,045 restricted shares on December 4, 2007.

(24)	Relates to a grant to Mr. Tellez of 3,153 restricted shares on December 5, 2006.

(25)	Represents the aggregate fair market value of options to purchase 16,364 shares of common stock granted December 4, 2007 with an exercise price of $36.10.

(26)	Represents the aggregate fair market value of options to purchase (a) 150,000 shares of common stock granted July 25, 2006 with an exercise price of $6.95 upon joining the Company and (b) 25,224 shares of common stock granted December 5, 2006 with an exercise price of $12.68.

(27)	Reflects tax gross-up on relocation expenses in the amount of $121,774 paid to Mr. Tellez.

Salary and Non-Equity Incentive Plan Compensation in Proportion to Total Compensation

The amount of salary and non-equity incentive plan compensation earned in 2007 in proportion to the total compensation reported for each of our named executive officers was:

Mr. Waldis	38%
Mr. Irving	35%
Mr. Garcia	35%
Mr. Putnam	65%
Mr. Tellez	45%

Grants of Plan Based Awards

The following table sets forth each equity award granted to our named executive officers during the year ended December 31, 2007. The FAS 123(R) value of these awards is also reflected in columns (d) and (e) of the Summary Compensation Table above.

					All Other	All Other
					Stock Awards:	Option Awards:
					Number of	Number of
		Estimated Future Payouts Under Non-			Shares of	Securities	Exercise or
		Equity Incentive Plan Awards(1)			Stock or	Underlying	Base Price of
	Grant	Threshold	Target	Maximum	Units	Options	Option Awards
Name(a)	Date(b)	($)(c)	($)(d)	($)(e)	(#)(f)	(#)(g)	($/Sh)(h)

Stephen G. Waldis	12/4/07	—	308,750	540,313	6,477	51,818	36.10
Lawrence R. Irving	12/4/07	—	140,000	245,000	3,818	30,545	36.10
Robert Garcia	12/4/07	—	150,000	262,500	4,091	32,727	36.10
Christopher Putnam	12/4/07	—	—	—	1,636	13,091	36.10
Omar Tellez	12/4/07	—	112,500	196,875	2,045	16,364	36.10

(1)	Each of the named executive officers was granted a non-equity incentive plan award pursuant to our 2007 incentive compensation plan and their respective employment agreements. The amounts shown in the “Target” column reflect the target payment level under their respective employment agreement if the Company and each executive officer achieve all of their specific performance objectives and goals previously approved by our Compensation Committee. The amounts shown in the “Maximum” column reflect the target payment levels under their respective employment agreements if the Company and each executive officer achieves the maximum of each of the Company objectives and their individual objectives previously approved by our Compensation Committee. Mr. Putnam has no target payment level. The 2007 incentive compensation plan is discussed in greater detail in “Compensation Discussion and Analysis”. The actual amounts paid to each named executive officer are shown in the Summary Compensation Table above.

Description of Awards Granted in 2007

•	Stephen G. Waldis: On December 4, 2007, we granted Mr. Waldis (i) an option to purchase 51,818 shares of our common stock and (ii) 6,477 restricted shares. The option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 4, 2007, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter; our right to repurchase these restricted shares lapses with respect to the first 25% of the shares when Mr. Waldis completes 12 months of continuous service after December 4, 2007, and with respect to 1/48 of the shares each month of continuous service thereafter.

•	Lawrence R. Irving: On December 4, 2007, we granted Mr. Irving (i) an option to purchase 30,545 shares of our common stock and (ii) 3,818 restricted shares. The option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 4, 2007, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter; our right to repurchase these restricted shares lapses with respect to the first 25% of the shares when Mr. Irving completes 12 months of continuous service after December 4, 2007, and with respect to 1/48 of the shares each month of continuous service thereafter.

•	Robert Garcia: On December 4, 2007, we granted Mr. Garcia (i) an option to purchase 32,727 shares of our common stock and (ii) 4,091 restricted shares. The option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 4, 2007, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter; our right to repurchase these restricted shares lapses with respect to the first 25% of the shares when Mr. Garcia completes 12 months of continuous service after December 4, 2007, and with respect to 1/48 of the shares each month of continuous service thereafter.

•	Christopher Putnam: On December 4, 2007, we granted Mr. Putnam (i) an option to purchase 13,091 shares of our common stock and (ii) 1,636 restricted shares. The option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 4, 2007, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter; our right to repurchase these restricted shares lapses with respect to the first 25% of the shares when Mr. Putnam completes 12 months of continuous service after December 4, 2007, and with respect to 1/48 of the shares each month of continuous service thereafter.

•	Omar Tellez: On December 4, 2007, we granted Mr. Tellez (i) an option to purchase 16,364 shares of our common stock and (ii) 2,045 restricted shares. The option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 4, 2007, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter; our right to repurchase these restricted shares lapses with respect to the first 25% of the shares when Mr. Tellez completes 12 months of continuous service after December 4, 2007, and with respect to 1/48 of the shares each month of continuous service thereafter.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2007.

	Option Awards						Stock Awards
	Number of		Number of				Number of		Market Value of
	Securities		Securities				Shares or		Shares or Units of
	Underlying		Underlying		Option		Units of Stock		Stock That
	Unexercised		Unexercised		Exercise	Option	That Have		Have Not
	Options (#)		Options (#)		Price	Expiration	Not Vested		Vested
Name(a)	Exercisable(b)		Unexercisable(c)		($)(d)	Date(e)	(#)(f)		(1)($)(g)

Stephen G. Waldis	33,333	(2)	46,667	(2)	8.98	4/3/2016	5,833	(5)	206,722
	14,188	(3)	42,565	(3)	12.68	12/5/2016	5,321	(6)	188,576
			51,818	(4)	36.10	12/4/2014	6,477	(7)	229,545
Lawrence R. Irving	20,833	(2)	29,167	(2)	8.98	4/3/2016	3,281	(5)	116,279
	18,750	(2)	26,250	(2)	8.98	4/3/2016	3,192	(6)	113,124
	8,513	(3)	25,539	(3)	12.68	12/5/2016	3,818	(7)	135,310
			30,545	(4)	36.10	12/4/2014
Robert Garcia	14,375	(8)	625	(8)	0.29	2/5/2014	43,750	(10)	1,550,550
	39,427	(9)	21,667	(9)	1.84	1/3/2015	3,354	(11)	118,866
	31,250	(2)	43,750	(2)	8.98	4/3/2016	3,281	(5)	116,279
	18,750	(2)	26,250	(2)	8.98	4/3/2016	3,192	(6)	113,124
	8,513	(3)	25,539	(3)	12.68	12/5/2016	4,091	(7)	144,985
			32,727	(4)	36.10	12/4/2014
Christopher Putnam	1,738	(12)	521	(12)	0.29	4/20/2014	2,917	(5)	103,378
	950	(13)	3,750	(13)	0.29	12/6/2014	2,129	(6)	75,452
	41,667	(2)	58,333	(2)	8.98	4/3/2016	1,636	(7)	57,960
	16,667	(2)	23,333	(2)	8.98	4/3/2016
	5,675	(3)	17,026	(3)	12.68	12/5/2016
			13,091	(4)	36.10	12/4/2014
Omar Tellez	29,340	(14)	96,875	(14)	6.95	7/25/2016	2,365	(6)	83,816
	6,306	(3)	18,918	(3)	12.68	12/5/2016	2,045	(7)	72,475
			16,364	(4)	36.10	12/4/2014

(1)	Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock at the end of fiscal year 2007. The actual value (if any) to be realized by the executive officer depends on whether the shares vest and the future performance of our Common Stock. On December 31, 2007, the closing price of our Common Stock was $35.44 per share. Each of the options and restricted shares automatically vest if we are acquired and the officer is either involuntarily terminated or voluntarily resigns after his responsibilities are reduced.

(2)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(3)	Messrs. Waldis, Irving, Garcia, Putnam and Tellez received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(4)	Messrs. Waldis, Irving, Garcia, Putnam and Tellez received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(5)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on October 2, 2006. Starting with April 3, 2007, 25% of the shares vest. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(6)	Messrs. Waldis, Irving, Garcia, Putnam and Tellez received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5, 2007, 25% of the shares vest. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(7)	Messrs. Waldis, Irving, Garcia, Putnam and Tellez received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, 25% of the shares vest. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(8)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on February 19, 2004. Starting on February 19, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on February 5, 2008.

(9)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 12, 2005. Starting on April 12, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will become fully exercisable four years after the date of grant.

(10)	Mr. Garcia received a grant of restricted shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(11)	Mr. Garcia received a grant of restricted shares of our Common Stock under our 2000 Stock Plan on April 5, 2006. A total of 5,934 of the restricted shares vested on January 1, 2007; thereafter, 1/48th of the shares vested when each additional month of continuous service is completed. As a result, the shares will fully vest four years after January 3, 2005.

(12)	Mr. Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 15, 2004. Starting on April 15, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will become fully exercisable four years after the date of grant.

(13)	Mr. Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on December 21, 2004. Starting on December 6, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will become fully exercisable four years after the date of grant.

(14)	Mr. Tellez received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on July 25, 2006 at the commencement of his employment. Starting on July 25, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option will become fully exercisable four years after the date of grant.

Option Exercises and Stock Vested During 2007

The following table shows the number of shares acquired upon exercise of options by each named executive officer during the year ended December 31, 2007 and the number of shares of restricted stock held by each named executive officer that vested during the year ended December 31, 2007.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name(a)	(#)(b)	($)(c)	(#)(d)	($)(1)(e)

Stephen G. Waldis	—	—	5,938	165,888
Lawrence R. Irving	—	—	3,406	95,673
Robert Garcia	33,906	1,196,632	43,690	1,036,198
Christopher Putnam	13,912	447,965	2,792	76,613
Omar Tellez	23,785	722,816	788	28,187

(1)	For stock awards, value realized is based on the fair market value of our Common Stock on date of vesting. For option awards, value realized is based on the fair market value of our Common Stock on date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the executive officer.

Potential Payments on Termination or Change in Control

We have entered into employment agreements with our executives that contain severance/change in control provisions as described below. These individuals will only be eligible to receive severance payments if each such officer signs a general release of claims following an eligible termination. These severance arrangements are designed to promote stability and continuity of senior management.

Stephen G. Waldis.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Waldis’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to two times his base salary, plus two times his average bonus received in the immediately preceding two years and, if Mr. Waldis resigns for good reason, the severance payment will be one and one-half times his base salary and average bonus. If within 12 months following a change in control, Mr. Waldis is terminated for reasons other than cause or permanent disability, or Mr. Waldis terminates his employment for good reason, he shall receive a lump sum severance payment equal to 2.99 times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Lawrence R. Irving.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Irving’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Irving resigns for good reason, the severance payment will be one times his base salary and average bonus. If within 12 months following a change in control, Mr. Irving is terminated for reasons other than cause or permanent disability, or Mr. Irving terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Robert Garcia.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Garcia’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Garcia resigns for good reason, the severance payment will be one times his base salary and average bonus. If within 12 months following a change in control, Mr. Garcia is terminated for reasons other than cause or permanent disability, or Mr. Garcia terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Christopher Putnam.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Putnam’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment, and, if Mr. Putnam resigns for good reason, the severance payment will be one times his base salary plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment. If within 12 months following a change in control, Mr. Putnam is terminated for reasons other than cause or permanent disability, or Mr. Putnam terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment.

Omar Tellez.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Tellez’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Tellez resigns for good reason, the severance payment will be one times his base salary and average bonus. If within 12 months following a change in control, Mr. Tellez is terminated for reasons other than cause or permanent disability, or Mr. Tellez terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Our Compensation Committee of our Board of Directors, as plan administrator of our 2000 Stock Plan and 2006 Equity Incentive Plan, has the authority to provide for accelerated vesting of the shares of common stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of us.

In April 2006, our Compensation Committee approved agreements with each of Stephen G. Waldis, our President, Chief Executive Officer and Chairman, Lawrence R. Irving, our Chief Financial Officer and Treasurer, Robert Garcia, currently our Chief Operating Officer, and Christopher Putnam, our Executive Vice President of Sales, to provide that, effective upon the closing of our initial public offering, each of their outstanding options and restricted shares will vest and become exercisable in full if the officer’s employment is Involuntarily Terminated (as defined below) within twelve (12) months following a Change in Control (as defined below). Involuntary Termination includes the executive officer’s (i) discharge without cause or (ii) resignation following a change in position that materially reduces the officer’s level of authority or responsibility, a reduction in compensation or benefits, or relocation of the optionee’s workplace. A Change in Control includes: (i) a merger of Synchronoss after which our own stockholders own 50% or less of the surviving corporation or its parent company; (ii) a sale of all or substantially all of our assets; (iii) a proxy contest that results in the replacement of more than one-half of our directors over a 24 month period; or (iv) an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to Synchronoss, such as a holding company owned by our stockholders. Upon joining the Company, we agreed to provide Omar Tellez, currently our Chief Marketing Officer, with the same vesting right with respect to any grants of options or restricted shares in the event of his Involuntary Termination within 12 months after a Change in Control as is provided for the above executive officers.

The table below reflects the potential payments and benefits to which the named executive officers would be entitled under the Company’s change in control severance plan adopted by the Board of Directors. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than pursuant to the change in control severance plan described above. The amounts shown in the table below assume that each termination was effective as of December 31, 2007, and that all eligibility requirements under the change in control severance plan were met.

	Bonus for		Unexercisable	Restricted
	Year of	Cash	Options that	Stock that
	Termination	Severance	Vest	Vests	Total
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Stephen G. Waldis	874,020	950,000	2,203,539	624,807	4,652,366
President, Chief Executive Officer and Chairman
Lawrence R. Irving	301,083	420,000	2,047,575	364,713	3,133,371
Chief Financial Officer
Robert Garcia	313,683	450,000	3,183,421	2,043,718	5,990,823
Chief Operating Officer
Christopher Putnam	139,551	270,000	2,698,497	236,739	3,344,787
Executive Vice President of Sales
Omar Tellez	252,891	337,500	3,190,514	156,255	3,937,160
Chief Marketing Officer

Beneficial Ownership of Common Stock

The following table sets forth information as of March 6, 2008 with respect to the beneficial ownership of our common stock by persons known to us to own beneficially more than 5% of our Common Stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding.

As of March 6, 2008, 32,721,855 shares of our Common Stock were outstanding. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

	Beneficially
Name of Beneficial Owner	Owned(1)		Percent(2)

Stephen G. Waldis	1,862,662	(3)	5.7%
James M. McCormick	3,963,378	(4)	12.1%
William J. Cadogan	275,664	(5)	*
Charlie E. Hoffman	35,902	(6)	*
Thomas J. Hopkins	49,113	(7)	*
Donnie M. Moore	14,050	(8)	*
Lawrence R. Irving	264,576	(9)	*
Robert Garcia	171,606	(10)	*
Christopher Putnam	73,202	(11)	*
Omar Tellez	48,838	(12)	*
All executive officers and directors as a group (12 persons)	8,809,924		26.9%
Vertek Corporation 463 Mountain View Drive Colchester, VT 05446	2,000,000	(13)	6.1%
Institutional Venture Partners XI, L.P. 3000 Sand Hill Road Building 2, Suite 250 Menlo Park, CA 94025	3,289,770	(14)	10.1%
Fred Alger Management, Inc. 111 Fifth Avenue New York, NY 10003	1,667,000	(15)	5.1%
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	1,641,860	(16)	5.0%
FMR LLC 82 Devonshire Street Boston, MA 02109	2,002,760	(17)	6.1%

*	The aggregate holding of the group is less than 1% of the shares of common stock outstanding as of March 6, 2008.

(1)	Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of March 6, 2008.

(2)	Any shares not outstanding which are subject to options exercisable within 60 days of March 6, 2008 are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any person holding such shares but are not deemed outstanding for the purpose of computing the percentage of shares owned by any other person.

(3)	Includes 239,148 shares held by the Waldis Family Partnership, L.P. Includes 10,000 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 7,094 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 6,477 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 61,767 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 126,804 shares subject to options not exercisable within 60 days of March 6, 2008.

(4)	Excludes 889,000 shares held in two separate trusts for the benefit of certain of his family members, as to which he has no voting or investment power and disclaims beneficial ownership. Includes 3,586 restricted shares granted on January 3, 2007, 33% of such shares vested on May 30, 2007 and 0.278% of such shares shall vest each month thereafter provided Mr. McCormick remains a director. Includes 36,906 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 18,094 shares subject to options not exercisable within 60 days of March 6, 2008.

(5)	Includes 3,586 restricted shares granted on January 3, 2007, 33% of such shares vested on May 30, 2007 and 0.278% of such shares shall vest each month thereafter provided Mr. Cadogan remains a director. Includes 50,000 shares held by Barbara Cadogan, Mr. Cadogan’s wife. Includes 36,906 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 18,094 shares subject to options not exercisable within 60 days of March 6, 2008.

(6)	Includes 4,286 restricted shares granted on January 3, 2007, 33% of such shares vested on June 14, 2007 and 0.278% of such shares shall vest each month thereafter provided Mr. Hoffman remains a director. Includes 33,838 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 21,162 shares subject to options not exercisable within 60 days of March 6, 2008.

(7)	Includes 3,586 restricted shares granted on January 3, 2007, 33% of such shares vested on May 30, 2007 and 0.278% of such shares shall vest each month thereafter provided Mr. Hopkins remains a director. Includes 36,906 shares subject to options exercisable within 60 days of March 6, 2008 Excludes 18,094 shares subject to options not exercisable within 60 days of March 6, 2008.

(8)	Includes 14,050 shares subject to options exercisable within 60 days of March 6, 2008 Excludes 30,950 shares subject to options not exercisable within 60 days of March 6, 2008.

(9)	Includes 5,625 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 4,256 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 3,818 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 5, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 61,539 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 98,058 shares subject to options not exercisable within 60 days of March 6, 2008.

(10)	Includes 75,000 restricted shares granted on April 3, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 12,383 shares granted on April 5, 2006, of which 6,448 shares vested as of February 28, 2007, and 1/48th of such shares shall vest for each month of continuous service by Mr. Garcia thereafter. Includes 5,625 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 4,256 restricted shares granted on December 5, 2006, 25% of such shares will vest on December 5, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 4,091 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 113,573 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 125,552 shares subject to options not exercisable within 60 days of March 6, 2008.

(11)	Includes 5,000 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 2,838 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 1,636 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 4, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 66,685 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 97,023 shares subject to options not exercisable within 60 days of March 6, 2008.

(12)	Includes 3,153 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007 and 1/48th of such shares will vest for each month of continuous service by Mr. Tellez thereafter. Includes 2,045 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 4, 2008 and 1/48th of such shares will vest for each month of continuous service by Mr. Tellez thereafter. Includes 43,640 shares subject to options exercisable within 60 days of March 6, 2008. Excludes 117,030 shares subject to options not exercisable within 60 days of March 6, 2008.

(13)	Mr. McCormick, one of our directors, is the Chief Executive Officer and the sole stockholder of Vertek Corporation. Mr. McCormick exercises sole voting and dispositive power with respect to such shares.

(14)	Information on the holdings of Institutional Venture Partners XI, L.P. (“IVP XI”) includes the holdings of Institution Venture Partners XI GmbH & Co. Beteiligungs KG (“IVP XI KG”), Institutional Venture Management XI, LLC (“IVM XI”), Institutional Venture Partners XII, LP (“IVP XII”), Institutional Venture Management XII LLC (“IVM XII”), Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller and Dennis B. Phelps (collectively, the “IVP Entities”) and is taken from its Schedule 13G filed on March 6, 2008. The IVP Entities disclaim status as a “group”. Includes: 1,982,600 shares held by IVP XI; 317,400 shares held by IVP XI KG and 989,770 shares held by IVP XII. IVM XI serves as the sole general partner of IVP XI and the sole managing limited partner of IVP XI KG, and owns no securities directly. Messrs. Chaffee, Dennis, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XI and share voting and dispositive power over the shares held by IVP XI and IVP XI KG, however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XI and IVP XI KG, except to the extent of their respective pecuniary interests therein. Messrs. Chaffee, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XII and share voting and dispositive power over the shares held by IVP XII; however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XII, except to the extent of their respective pecuniary interests therein.

(15)	Information on the holdings of Fred Alger Management, Inc. includes the holdings of Fred Algers Management, Inc. and Alger Associates, Inc. and is taken from its Schedule 13G filed on January 15, 2008

(16)	Information on the holdings of AXA Financial, Inc. includes the holdings of Alliance Bernstein L.P. and AXA Equitable Life Insurance Company, and is taken from its Schedule 13G filed on February 14, 2008.

(17)	Information on the holdings of FMR LLC includes the holdings of Fidelity Management & Research Company (“Fidelity Management”), and is taken from its Schedule 13G filed on February 14, 2008. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management, have sole power to dispose of the shares.. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that, during the fiscal year ended December 31, 2007, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except that, due to administrative error, Lawrence R. Irving filed one late report on Form 4 related to one transaction, his March 8, 2007 stock sale. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.

Certain Related Party Transactions

During 2007, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $10,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under “Executive Compensation” and “Director Compensation”.

Other Matters

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Report of the Audit Committee1

The Audit Committee of the Board of Directors consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Thomas J. Hopkins and Donnie M. Moore are audit committee financial experts as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is responsible for selecting and engaging the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its Charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

The Company’s management is responsible for preparing the Company’s financial statements and the Company’s financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “10-K”).

The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled “Communications with Audit Committees.” Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, entitled “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board. The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Thomas J. Hopkins, Chairman
William J. Cadogan
Donnie M. Moore

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 1

ELECTION OF DIRECTOR

Our Board of Directors currently consists of six directors. The director who is nominated for election to the Board of Directors this year, his age as of April 14, 2008, his position and office held with the Company and certain biographical information are set forth below. The director to be elected will hold office until the 2011 Annual Meeting of Stockholders and until his successor is elected, or until the director’s death, resignation or removal. The nominee listed below is currently a director of the Company who was previously elected by the stockholders. It is the Company’s policy to encourage nominees for director to attend the Annual Meeting.

Directors are elected by a plurality of the votes properly cast in person or by proxy. The nominee receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. The person nominated for election has agreed to serve if elected. We have no reason to believe that the nominee will be unable to serve.

Name	Age	Position Held with the Company

Thomas J. Hopkins	51	Director

Nominee

Thomas J. Hopkins, 51, has been a member of our board of directors since December 2004. Mr. Hopkins is a Managing Director of Colchester Capital, LLC, an investment and advisory firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a bachelor of arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEE.

Continuing Directors — Term Ending in 2009

William J. Cadogan, 59, has been a member of our board of directors since October 2005. From April 2001 until December 2006, Mr. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in April 2001, Mr. Cadogan was Chairman and Chief Executive Officer of Minnesota-based ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a bachelor’s degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania.

Stephen G. Waldis, 40, has served as Chairman of the Board of Directors since February of 2001 and has served as our President and Chief Executive Officer since founding Synchronoss in 2000. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry (“Vertek”). From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a degree in corporate communications from Seton Hall University.

Continuing Directors — Term Ending in 2010

Charles E. Hoffman, 59, has been a member of our board of directors since June 2006. Mr. Hoffman has served as the President and Chief Executive Officer of Covad Communications Group, Inc. since joining Covad in 2001. Prior to 2001, Mr. Hoffman was President and Chief Executive Officer of Rogers AT&T. Prior to his time with Rogers, Mr. Hoffman served as President, Northeast Region, for Sprint PCS. Preceding his time with Sprint PCS, Mr. Hoffman spent 16 years at SBC Communications in various senior management positions, including Managing Director-Wireless for SBC International. Mr. Hoffman also serves as a director of Chordiant Software, Inc. Mr. Hoffman received a bachelor of science degree and a master in business administration degree from the University of Missouri, St. Louis.

James M. McCormick, 48, is a founder of Synchronoss, has been a member of our Board of Directors since our inception in 2000 and served as our Treasurer from September 2000 until December 2001. Mr. McCormick is founder and Chief Executive Officer of Vertek. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a bachelor of science in computer science from the University of Vermont and a master of science degree in computer science from the University of California — Berkeley.

Donnie M. Moore, 59, has been a member of our board of directors since April 2007. From 1989 until his retirement in 2001, Mr. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore also serves on the Board of Trustees of OFI Income Fund, a manufacturer of fiberglass insulation products located in Canada and listed on the Toronto Stock Exchange. Mr. Moore holds a bachelor of science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2007 and December 31, 2006 by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2007	2006
	(In thousands)

Audit Fees(1)	$786	$1,044
Tax Fees	$10	-0-
All Other Fees(2)	-0-	-0-

Total Fees	$796	$1,044

(1)	For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2007 and 2006. For the year ended 2007, the audit fees include the review of quarterly financial statements included in the Company’s quarterly reports on Form 10-Q and other regulatory filings or similar engagements.

(2)	Represented fees for services in connection with a study of Internal Revenue Code Section 382.

All fees described above for 2007 were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE
SYNCHRONOSS TECHNOLOGIES, INC. 2006 EQUITY INCENTIVE PLAN

The Board of Directors unanimously recommends that stockholders approve an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”). The amendment increases the maximum total number of shares of common stock we may issue under the 2006 Plan by 2,000,000 shares.

The 2006 Plan is a successor to our 2000 Stock Plan and provides a means whereby eligible individuals may be given an opportunity to acquire shares of our common stock and to benefit from increases in value of our Common Stock. The 2006 Plan is designed to assist us in the recruitment, retention and motivation of key employees who are experienced, highly qualified and in a position to make material contributions to our success. We believe that stock options are critical in attracting and retaining these key contributors. Accordingly, our Board of Directors has approved an increase to the share reserve to ensure a sufficient number of shares will be available for recruitment and retention purposes.

First, given our recent growth in the number of our employees, together with our anticipated future growth, we believe that there are insufficient shares available under our 2006 Plan to meet our requirements for equity awards to our current and future employees. In fiscal 2007, we increased our employee population from 170 employees to 232 employees, or by 36%. We anticipate continued growth through fiscal 2008 and in the future, as business warrants. The limited number of skilled and experienced employees are in demand by a growing number of employers, and competition for such employees is increasing. Equity awards are used as compensation devices by most, if not of all, of the companies with which we compete for talent, and we believe that the provision of equity awards is critical to attract and retain key contributors.

The principal terms and provisions of the 2006 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan. A copy of the 2006 Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Bridgewater, New Jersey. To the extent there is a conflict between this summary and the 2006 Plan, the terms of the 2006 Plan will govern.

Structure.  Five separate types of equity compensation may be issued under the 2006 Plan. First, stock options may be granted to eligible individuals under the 2006 Plan. Stock options give optionees the right to purchase shares of our common stock at an exercise price determined at the time the option is granted. Second, direct issuances of restricted stock may be made to eligible persons under the 2006 Plan. Persons receiving direct issuances of restricted stock may acquire shares of our common stock at a price determined by our Compensation Committee or as a bonus for the performance of services. Third, stock appreciation rights (“SAR”) may be granted to eligible persons under the 2006 Plan. A SAR allows eligible persons to benefit from increases in the value of our common stock, but does not provide any ownership interest in our common stock. Fourth, stock units may be issued to eligible persons under the 2006 Plan. Stock units allow persons to obtain shares of our common stock without any cash consideration. Fifth, stock options shall be granted to the non-employee members of our Board of Directors under the Annual Director Option Grant Program.

Administration.  Our Compensation Committee, which is currently comprised of three (3) outside members of our Board of Directors, administers the 2006 Plan. Compensation Committee members serve for such period of time as our Board of Directors may determine. The 2006 Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing profit rules of the federal securities laws by our board of directors or a secondary committee comprised of two or more members of our board of directors. Our Compensation Committee (or our Board of Directors or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2006 Plan) to determine the eligible individuals who are to receive awards under the 2006 Plan, the number of shares to be covered by each granted option or other award, the date or dates on which the option is to become exercisable or the award is to vest, the maximum term for which the option or award is to remain outstanding, whether the granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant or award.

Eligibility.  Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2006 Plan. As of February 29, 2008, approximately 221 persons (including 7 executive officers) were eligible to participate in the 2006 Plan.

Securities Subject to Incentive Plan.  The number of shares of our common stock that may be currently issued under the Incentive Plan shall not exceed 4,000,000 shares of our common stock plus any shares reserved against options or awards outstanding under the 2000 Stock Plan as of the date of effectiveness of the 2006 Plan not including the 2,000,000 shares that are the subject of this Proposal 3. No one person participating in the 2006 Plan may receive options or SARs for more than 2,000,000 shares of our common stock per fiscal year. However, we may grant to a new employee options or stock appreciation rights covering a maximum of 3,000,000 shares in the fiscal year in which his or her service as an employee first begins. Should an option or award under the 2006 Plan (including any options or shares incorporated from the Company’s 2000 Stock Plan) expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award under the 2006 Plan or the 2000 Stock Plan be repurchased by us for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the 2006 Plan.

Option Grants

Price and Exercisability.  The option exercise price per share may not be less than one hundred percent (100%) of the fair market value of our Common Stock on the grant date. Options become exercisable at such time or times and during such period as our Compensation Committee may determine and set forth in the instrument evidencing the option grant. The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. Neither our Compensation Committee nor any other person may decrease the exercise price for any outstanding option after the date of grant nor cancel or allow an optionee to surrender an outstanding option to us as consideration for the grant of a new option with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option. No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee’s lifetime, the option may be exercised only by the optionee.

Termination of Service.  Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from termination date. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. Our Compensation Committee has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by us at the original exercise price paid per share upon the optionee’s cessation of service prior to vesting in such shares. Our Compensation Committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares and may cancel our outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

Incentive Stock Options.  Incentive stock options may only be granted to individuals who are employees of the Company or our parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of our Common Stock for which one or more options granted to any employee under the Incentive Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Stock Appreciation Rights.  One or more eligible individuals may, at the discretion of our Compensation Committee, be granted SARs either in tandem with or independent of their option grants under the 2006 Plan. Upon exercise of an independent SAR, the individual will be entitled to a cash distribution from us in an amount per share equal to the excess of (i) the fair market value per share of Common Stock on the date of exercise over (ii) the exercise or base price. The exercise or base price may not be less than fair market value on the grant date. Tandem SARs provide the holders with the right to surrender their options for an appreciation distribution from us equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option on the date of exercise over (ii) the aggregate exercise price payable for such shares. An appreciation distribution may, at the discretion of our Compensation Committee, be made in cash or in shares of Common Stock.

Awards of Restricted Stock.  Restricted stock may be sold at a price per share determined by our Compensation Committee on the date of issuance, payable in cash. Shares may also be issued solely as a bonus for past or future services. In no event shall more than 2,000,000 restricted shares that are subject to performance-based vesting conditions be granted to any participant in a single fiscal year of the Company. In no event shall vesting be at a rate faster than (a) one (1) year following the date of grant if vesting is subject to achievement of performance goals, and (b) three (3) years following the date of grant if vesting is not subject to achievement of performance goals. The issued shares may be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. Our Compensation Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by our Compensation Committee.

Awards of Stock Units.  Stock units may be awarded for no cash consideration. Stock units may also be granted in consideration of a reduction in the recipient’s other compensation or in consideration of services rendered. Each award of stock units may or may not be subject to vesting, and vesting, if any, shall occur upon satisfaction of the conditions specified by our Compensation Committee. Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both. In no event shall more than 2,000,000 stock units that are subject to performance-based vesting conditions be granted to any participant in a single fiscal year of the Company. In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Section 162(m) of the Code, the vesting of restricted stock and stock units may be dependent upon the attainment of objective performance targets relative to certain performance measures, as described above. The performance goals that may be used by our Compensation Committee for awards of restricted stock or stock units shall consist of: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, stockholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year. Our Compensation Committee shall determine such performance. The performance target shall be based on one or more of the criteria discussed below. Our

Compensation Committee shall identify such target not later than the 90th day of such period. Our Compensation Committee can select other goals not listed here for awards that are not intended to meet the requirements of “qualified performance-based compensation.” Our Compensation Committee may specify that the performance-based awards will become payable in whole or in part in the event of the recipient’s termination of employment as a result of death, disability or retirement. Our Compensation Committee will also have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 2006 Plan or to provide for accelerated vesting in connection with death, disability, retirement, or similar events.

Annual Director Option Grant Program

Under the Annual Director Option Grant Program, non-employee members of our Board of Directors will receive option grants at specified intervals over their period of Board service. In addition, non-employee members of our Board of Directors are eligible for discretionary awards under the 2006 Plan. These special grants may be summarized as follows:

•	Each individual who becomes a non-employee Board member after the effective date of the 2006 Plan, whether through election by the stockholders or appointment by our board of directors, will be granted under the 2006 Plan, at the time of such initial election or appointment, a non-statutory stock option to purchase 35,000 shares of Common Stock. A non-employee Board member who previously was an employee shall not receive a grant under this provision.

•	On the first Tuesday of January beginning in 2007 and each year thereafter (“Annual Director Option Grant Date”), each individual who continues to serve as a non-employee Board member will receive an additional grant of a non-statutory stock option under the 2006 Plan to purchase 10,000 shares of Common Stock. A non-employee Board member who previously was an employee shall be eligible to receive a grant under this provision.

Each option grant under the Annual Director Option Grant Program will be subject to the following terms and conditions:

The option price per share will be equal to the fair market value per share of Common Stock on the Annual Director Option Grant Date and each option is to have a maximum term of ten years from the grant date or such shorter term specified by our Board of Directors. Each initial option grant to a director will be exercisable for 33% of the option shares upon completion of one year of service from the grant date and 1/36th each month thereafter. Each annual option grant under the Annual Director Option Grant Program will be exercisable for the option shares in 12 equal monthly installments commencing on the grant date. The option will remain exercisable for a three month period following the optionee’s termination of service as a Board member for any reason (or such shorter period as may be specified by our Board of Directors) and may be exercised following our Board of Directors member’s death by the personal representatives of the optionee’s estate or the person to whom the grant is transferred by the optionee’s will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee’s cessation of Board service. The option shares will become fully vested in the event of a Change in Control (as defined below). Option grants under the Annual Director Option Grant Program will be made in strict compliance with the express provisions of that program. Our Compensation Committee may provide that the options that otherwise would be granted to an outside director under the Annual Director Option Grant Program shall instead be granted to an affiliate of such outside director. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the 2006 Plan and will be incorporated into the option agreement evidencing the grant.

General Provisions

Acceleration of Options and Awards.  The Compensation Committee has the discretion to accelerate outstanding options and awards and/or terminate the Company’s outstanding repurchase rights whether or not upon a Change in Control, which acceleration or termination may or may not be conditioned upon the subsequent termination of the optionee’s service within a specified period following the transaction. Upon the occurrence of a Change in Control each outstanding option or award under the 2006 Plan will, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option or award shall not accelerate if, and to the extent such option or award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option or award to purchase shares of the capital stock of the successor corporation (or parent).

A Change in Control includes:

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

The sale, transfer or other disposition of all or substantially all of the Company’s assets;

A change in the composition of our board of directors, as a result of which fewer than 50% of the incumbent directors are directors who either:

•	Had been directors of the Company on the date 24 months prior to the date of such change in the composition of our board of directors (the “Original Directors”); or

•	Were appointed to our board of directors, or nominated for election to our board of directors, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this paragraph; or

Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this subparagraph, the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents or securities of the acquirer or its parent followed by cancellation of such Awards. The acceleration of options or awards in the event of a Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

Valuation.  For purposes of establishing the option price and for all other valuation purposes under the 2006 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as reported on Nasdaq as of March 6, 2008 was $16.43 per share.

Changes in Capitalization.  In the event any change is made to the Common Stock issuable under the 2006 Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will automatically be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, stock appreciation rights, restricted stock and stock units per fiscal year, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the predecessor plans), and (iv) the number and/or class of securities to be granted as options under the Annual Director Option Grant Program in order to prevent the dilution or enlargement of benefits thereunder. Each outstanding option or award that is assumed in connection with a Change in Control will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such Change in Control, to the optionee or participant had the option or award been exercised immediately prior to the Change in Control. Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the 2006 Plan on both an aggregate and a per-participant basis.

Incentive Plan Amendments and Termination.  Our Board of Directors may amend or modify the 2006 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law. Our Board of Directors may, at any time and for any reason, terminate the 2006 Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

As of March 6, 2008, options covering 2,814,027 shares were outstanding under the 2006 Plan with exercise prices ranging from $0.29 to $38.62, and 678,675 shares remained available for future option grant. The expiration dates for all such options range from 2008 to November 2017.

New Plan Benefits and Option Grant Table

Because the 2006 Plan is discretionary, benefits to be received by individual participants are not determinable. However, each of the Company’s independent members of our board of directors will receive an option grant to purchase 10,000 shares under the Annual Director Option Grant Program on the first Tuesday of January of each year. The table below shows, as to each of the current executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2007 and (ii) the period through March 6, 2008, (b) the weighted-average exercise price per share and (c) the direct stock issuance received during each period.

	Number of			Shares of Restricted
	Option Shares		Weighted-Average	Stock Issued
		Through	Exercise Price of		Through
Name and Position	2007	March 6, 2008	Granted Options	2007	March 6, 2008

Stephen G. Waldis,	51,818	—	$36.10	6,477	—
President & CEO
Lawrence R. Irving,	30,545	—	$36.10	3,818	—
Chief Financial Officer & Treasurer
Robert Garcia,	32,727	—	$36.10	4,091	—
Chief Operating Officer
Christopher Putnam,	13,091	—	$36.10	1,636	—
Executive Vice President of Sales
Omar Tellez,	16,364	—	$36.10	2,045	—
Chief Marketing Officer
All current executive officers as a group	289,090	—	$34.85	32,385	—
All current directors who are not executive officers as a group	115,000	50,000	$20.02	15,044	—

Federal Income Tax Consequences of Options Granted under the Incentive Plan.  Options granted under the Incentive Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as follows:

Incentive Stock Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company’s executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

(i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee’s termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (B) the exercise price paid for the shares.

(ii) The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company’s repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Stock Appreciation Rights.  A participant who is granted a SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the participant.

Stock Issuances.  The tax principles applicable to direct stock issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

If Proposal No. 3 is not approved by the stockholders, the Company intends to continue the Incentive Plan based on the existing provisions.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF THE AUTHORIZATION TO
ESTABLISH AN EMPLOYEE STOCK PURCHASE PLAN

The Company’s executive management has been reviewing the possible establishment of an Employee Stock Purchase Plan to permit employees of the Company or any designated subsidiary to purchase shares of our Common Stock directly from us through a series of offerings. Subject to stockholder approval, management’s plan is to establish an Employee Stock Purchase Plan and reserve 500,000 shares of our Common Stock for issuance thereunder. Upon stockholder approval, our Board of Directors intends to establish and implement an Employee Stock Purchase Plan which would include the features described below.

The purpose of the Employee Stock Purchase Plan will be to provide eligible employees with the opportunity to purchase shares of our Common Stock at a discount through payroll deductions. The Company deems it appropriate and advisable to establish the Employee Stock Purchase Plan because employee stock ownership can aid in the recruitment, retention, and motivation of our employees.

The following is a summary of the material features of the proposed Employee Stock Purchase Plan.

Administration.  The Employee Stock Purchase Plan will be administered by our Board of Directors or, if appointed by the Board of Directors, by a Committee appointed by the Board of Directors. The Board of Directors or its Committee will have authority to make rules and regulations for the administration of the Employee Stock Purchase Plan, to interpret its provisions, and to supervise its administration and to take any other actions related to the Employee Stock Purchase Plan as it deems necessary or advisable. The interpretation and decisions of the Board of Directors or its Committee with regard to these matters shall be final and conclusive. All costs and expenses incurred in the administration of the Employee Stock Purchase Plan will be paid by the Company without charge to participants.

Shares Available; Offerings.  The stock issuable under the Employee Stock Purchase Plan is the Company’s authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Employee Stock Purchase Plan is 500,000.

The Employee Stock Purchase Plan will be implemented by offering periods that will generally have a duration of three or six months. A new offering period will commence every three or six months and may run concurrently with prior offering periods. The Board of Directors or Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period shall exceed 24 months in length, and may vary the duration of an offering period or purchase period. A new offering period will commence on a date selected by the Board of Directors or the Compensation Committee. The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the first day of the offering period and will be automatically exercised in successive installments on the last day of each offering period or on a designated exercise date.

Eligibility.  An employee is eligible to participate in an offering if he or she (1) is employed by the Company, or by one of the Company’s subsidiaries designated by the Board of Directors or its Committee, at the beginning of an offering period; and (2) is customarily employed by the Company or designated subsidiary for more than 20 hours per week and for more than five months in a calendar year. The Company may not grant an employee a purchase right under the Employee Stock Purchase Plan if such employee, immediately after the purchase right is granted, owns or would own (as determined pursuant to Section 424(d) of the Internal Revenue Code) 5% or more of the total combined voting power or value of the stock of the Company. Nor may the Company grant an employee a purchase right that gives such employee the right to purchase under the Employee Stock Purchase Plan more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock at the beginning of an offering period) in any calendar year. As of March 6, 2008, 213 employees and 7 officers were eligible to participate in the Employee Stock Purchase Plan.

Payment of Purchase Price; Payroll Deductions.  Payment for shares by participants shall be by accumulation of after-tax payroll deductions during an offering period. The deductions may not exceed 10% of a participant’s cash compensation paid during an offering period. Cash compensation for this purpose shall be defined in the Employee Stock Purchase Plan document.

The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant’s payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the limitations discussed herein). Unless the Board of Directors or Committee determines otherwise, no fractional shares shall be purchased. No interest shall accrue on the payroll deductions of a participant in the ESPP except to the extent required by applicable law.

Option Exercise Price.  The purchase price of each share of Common Stock purchased with payroll deductions made during each offering will be 85% of the average closing price of the Common Stock on Nasdaq for the five trading days immediately preceding either (1) the Offering Commencement Date or (2) the Exercise Date (as defined in the Employee Stock Purchase Plan), whichever average closing price is less. Our obligation to sell and deliver Common Stock under the Plan is subject to listing on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

Sale Restrictions.  The Board may choose to implement the program with a required holding period, such as requiring that shares of Common Stock purchased under the Employee Stock Purchase Plan may not be sold for a period of at least six months from the date of purchase.

Nontransferability of Interests.  The terms of the Employee Stock Purchase Plan shall provide that employees may not transfer their rights under the Employee Stock Purchase Plan other than by will or the laws of descent and distribution.

Termination of Employment.  Upon termination of a participating employee’s employment before an Exercise Date, no payroll deduction shall be taken from any pay due and owing and the balance of the employee’s account shall be refunded.

Amendment; Termination.  The Employee Stock Purchase Plan shall continue in effect until the earlier of (i) twenty (20) years from the date of adoption, (ii) the date on which all shares available for issuance under the Employee Stock Purchase Plan shall have been issued or (iii) a corporate transaction (as defined below), unless the Employee Stock Purchase Plan is earlier terminated by the Board of Directors in its discretion. The terms of the Employee Stock Purchase Plan shall provide that the Board of Directors may at any time modify, terminate or amend the Employee Stock Purchase Plan in any respect, except that (1) if the approval of the stockholders of the Company is required under Section 423 of Code, the Board of Directors may not effect such modification or amendment without such approval, and (2) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

Adjustments.  If any change in the Common Stock occurs (through re-capitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without our receipt of consideration), appropriate adjustments shall be made by the Company to the class and maximum number of shares subject to the Employee Stock Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

Corporate Transaction.  The terms of the Employee Stock Purchase Plan shall provide that, in the event of a dissolution or liquidation of the Company, the offering period will terminate immediately prior to the completion of such event unless otherwise provided by the Board of Directors. In the event of (1) a proposed sale of all or substantially all of the assets of the Company or (2) a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and the holders of the capital stock of the Company immediately prior to such merger continue to hold at least 50% by voting power of the capital stock of the Company), then the surviving corporation will assume each option under the Employee Stock Purchase Plan, or will substitute an equivalent option unless the Board of Directors determines either to cancel each option and refund the payroll withholding amounts or to give each participant the right to exercise the option immediately prior to the corporate transaction.

The grant of purchase rights under the Employee Stock Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Summary of Federal Income Tax Consequences.

The following is only a summary of the principal United States Federal income taxation consequences to the participant and the Company with respect to the Employee Stock Purchase Plan, based on advice received from counsel to the Company regarding current United States Federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

The Employee Stock Purchase Plan is intended to qualify as an employee stock Employee Stock Purchase Plan under Section 423 of the Code. Under a plan that so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will the Company be allowed a deduction with respect to the participant’s disposition of the purchased shares.

Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one (1) year following the date of purchase under the Employee Stock Purchase Plan.

New Employee Stock Purchase Plan Benefits

Since purchase rights are subject to discretion, including an employee’s decision not to participate in the Employee Stock Purchase Plan, awards under the Employee Stock Purchase Plan for the current fiscal year are not determinable. The Company’s executive officers and directors are not currently participating in the Employee Stock Purchase Plan because the Employee Stock Purchase Plan has not yet been implemented.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4

ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May  15, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

10030303000000000000 1	051508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominee of the Board of Directors to serve until the 2011 annual meeting of stockholders or until his successor has been duly elected and qualified:					FOR		AGAINST		ABSTAIN
				2.	To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.		☐		☐		☐
☐		NOMINEE:
	FOR THE NOMINEE	Thomas J. Hopkins

☐	WITHHOLD AUTHORITY FOR THE NOMINEE			3.	To approve an amendment to the Company’s 2006 Equity Incentive Plan.		☐		☐		☐
				4.	To authorize the establishment of an Employee Stock Purchase Plan.		☐		☐		☐

In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0
SYNCHRONOSS TECHNOLOGIES, INC.
This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 15, 2008

     The undersigned appoints Ronald J. Prague and Lawrence R. Irving, or either of them, proxies for the undersigned, to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc. (the “Company”), to be held on May 15, 2008 at 10:00 a.m., Eastern Standard Time, at the Bridgewater Marriott Hotel, 700 Commons Way, Bridgewater, New Jersey 08807, and at any adjournments or postponements of the Annual Meeting, and hereby authorizes such person to represent and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present.

This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, the proxy holder will have the authority to vote FOR the election of Director and FOR proposals 2, 3 and 4 as set forth on the reverse side.

(Continued and to be signed on reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May 15, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
– OR –
TELEPHONE - Call toll-free 1–800–PROXIES
(1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

10030303000000000000 1	051508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominee of the Board of Directors to serve until the 2011 annual meeting of stockholers or until his successor has been duly elected and qualified:					FOR	AGAINST	ABSTAIN
				2.	To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐
☐		NOMINEE:
	FOR THE NOMINEE	Thomas J. Hopkins

☐	WITHHOLD AUTHORITY FOR THE NOMINEE			3.	To approve an amendment to the Company’s 2006 Equity Incentive Plan.	☐	☐	☐
				4.	To authorize the establishment of an Employee Stock Purchase Plan.	☐	☐	☐

In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.